UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.               )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

The Timken Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE TIMKEN COMPANY
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 12, 2009
Notice of Annual Meeting of Shareholders
WHEN AND WHERE IS THE SHAREHOLDER MEETING?
The 2009 Annual Meeting of Shareholders of The Timken Company will be held on Tuesday, May 12, 2009, at 10:00 a.m., at the Corporate Auditorium of The Timken Company at 1835 Dueber Avenue, S.W., Canton, Ohio.
For admission to the Annual Meeting, please bring this notice or a letter from your broker if your shares are held in street name. For directions to the Annual Meeting, you may call 330-471-3997.
WHAT IS BEING VOTED ON AT THE SHAREHOLDER MEETING?
•	To elect the following four Directors to serve in Class III for a term of three years; Joseph W. Ralston; John P. Reilly; John M. Timken, Jr.; and Jacqueline F. Woods.

•	To ratify the selection of Ernst & Young LLP as the independent auditor for the year ending December 31, 2009.

•
To consider a shareholder proposal requesting that the Company amend its articles of incorporation to provide that directors be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders.

WHAT DOES THE BOARD OF DIRECTORS RECOMMEND?
The Board of Directors recommends that shareholders vote FOR all of the nominees and FOR the ratification of the selection of Ernst & Young LLP as the independent auditor for the year ending December 31, 2009. The Board of Directors recommends that shareholders vote AGAINST the shareholder proposal.
HOW CAN I GET A COMPLETE SET OF PROXY MATERIAL?
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following documents can be viewed at: www.ViewMaterial.com/TKR
•	2008 Annual Report

•	2009 Proxy Statement
If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 28, 2009 to facilitate timely delivery.
You may request a paper or email copy of the proxy materials by following the instructions below. You will be asked to provide the control number (located by the arrow in the box below).
1.	Call the toll-free telephone number 1-800-516-1564 and follow the instructions provided, or

2.	Access the website, www.SendMaterial.com and follow the instructions provided, or

3.
Send us an e-mail at papercopy@SendMaterial.com with your control number in the subject line. Unless you instruct us otherwise, we will reply to your email with a copy of the proxy materials in PDF format for this meeting only.

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To vote your Timken Company shares, you can attend the Annual Meeting of Shareholders and vote in person or you can:
1.	Go to www.ViewMaterial.com/TKR

2.	Click on the icon to vote your shares.

3.	Enter the 11 digit Control Number (located by the arrow in the box above).

4.	Follow the instructions to record your vote.

You will be able to vote until 6:00 a.m. on
May 12, 2009.